UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant ☑

Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☐	Definitive additional materials
☑	Soliciting material under § 240.14a-12

MOSYS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

MOSYS, INC. CUSTOMER E-MAIL

Dear    __________

Earlier today, MoSys issued a press release announcing a proposed business combination with Peraso Technologies. The business combination is subject to the approval of MoSys’ stockholders and is expected to close in the fourth quarter of 2021. The company will continue to be listed on Nasdaq and anticipates that it will change its name to Peraso Inc. with a ticker of “PRSO,” subsequent to closing of the transaction.

We are excited about the prospects of the combined company and opportunity to increase our scale and served available markets. We believe that MoSys’ current product and IP portfolio combined with Peraso’s millimeter-wave 5G products will present an ideal combination to enable the combined company to play a meaningful role in the large 5G market.

The combined company will continue to operate MoSys’ business in its current form, and you should not see any changes regarding your sales coverage, support and production activities. We expect that all members of the MoSys team will remain with the combined company, most notably Dan Lewis, MoSys’ CEO, will continue to serve as president of the combined company, and I will remain VP of Sales for MoSys products.

Attached is the press release, which includes a link to a presentation with audio describing the proposed business combination. The presentation can also be found at: https://investor.mosys.com/MOSY/

Please let me know if you have any questions and/or if you’d like to set up a call to discuss further with me and Dan. Thank you for your business and support.

Regards,

Gus Lignos

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this communication that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance, development of the events, objectives or goals, refinement of strategy, and the leadership positions in connection with MoSys, Inc. (the “Company”), Peraso Technologies Inc. (“Peraso”), or their business combination (the “Arrangement”) in connection with the expected synergies and other benefits from the Arrangement, that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this communication on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to, the following: the ability of the Company and Peraso to obtain stockholder approval for the Arrangement and related transactions; the ability of Peraso to obtain court approval for the plan of arrangement implementing the Arrangement; the ability of the combined company to successfully maintain a Nasdaq Capital Market listing; the ability of the combined company to successfully integrate the operations of the Company and Peraso; conditions to the closing of the Arrangement may not be satisfied or that the Arrangement may involve unexpected costs, liabilities, or delays; the occurrence of any other risks to consummation of the Arrangement, including the risk that the Arrangement will not be consummated within the expected time period or any event, change or other circumstances that could give rise to the termination of the agreement between the Company and Peraso; risks that the Arrangement disrupts the Company’s current plans and operations or that the business or stock price of the Company may suffer as a result of uncertainty surrounding the Arrangement; risks related to the COVID-19 pandemic, including public health requirements in response to the outbreak of COVID-19 and the impact on the Company’s business and operations; and the Company or Peraso may be adversely affected by other economic, business, or competitive factors. Furthermore, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated, or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s 2020 Annual Report on Form 10-K, filed with the SEC on March 18, 2021 and other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed Arrangement. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The Company will prepare a proxy statement for the Company’s stockholders to be filed with the SEC. The proxy statement will be mailed to the Company’s stockholders. The Company urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The Company’s definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this communication. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to the Chief Financial Officer of the Company at 2309 Bering Drive, San Jose, California 95131; e-mail: priv_IR@mosys.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

The Company, Peraso, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 18, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of the Company’s and Peraso’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Peraso’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING ALL THE ANNEXES THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ARRANGEMENT OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE RESPECTIVE PARTIES TO THE ARRANGEMENT.